UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

                         Date of Report: August 18, 1999

                            THE QUIZNO'S CORPORATION
             (Exact name of registrant as specified in its charter)

           Colorado                       000-23174            84 -1169286
  (State or other jurisdiction        (Commission File        (IRS Employer
        of incorporation)                  Number)         Identification No.)

                   1415 Larimer Street, Denver, Colorado 80202
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (303) 291-0999

  Former address: 1099 18th Street, Suite 2850, Denver, Colorado 80202 (Former
              name or former address, if changes since last report)

Item 5. Other Events. A press release regarding Quizno's posting 2nd quarter profit.

Item 7. Exhibits.

            EXHIBIT NO.                        DESCRIPTION
               99.1                           Press Release


                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        THE QUIZNO'S CORPORATION


Date:August 18, 1999
By: /s/ John L. Gallivan
    --------------------
        John L. Gallivan, Chief Financial Officer